UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2018

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Northwest Biotherapeutics, Inc. (the “Company”) held an annual meeting of stockholders on January 21, 2018 (the “Annual Meeting”). A quorum was present at the Annual Meeting with 318,702,306 shares of common stock, on an actual and as-converted basis, represented personally or by proxy, which represent approximately 66.19% of the outstanding shares of the Company’s common stock entitled to vote, on an actual and as-converted basis. At the Annual Meeting, the stockholders voted on three matters: (1) the re-election of Mr. Jerry Jasinowski as Class II member of the Board of Directors, (2) approval, on an advisory basis, of the Company’s 2017 executive compensation and (3) ratification of the appointment of Marcum LLP as the Company’s auditors for 2018.

Proposal No. 1. Election of Director.

The stockholders approved the re-election of Mr. Jerry Jasinowski as Class II member of the Board of Directors to serve until the third annual meeting of stockholders following the Annual Meeting. The Class II member was elected at the Annual Meeting as follows:

	For	Withheld	Abstained	Broker Non- Votes
Jerry Jasinowski	286,542,095 (89.9%)	32,160,211 (10.1%)	0	0

Proposal No. 2. Approval of the 2017 Executive Compensation.

The stockholders approved, on an advisory basis, the Company’s 2017 executive compensation, as follows:

	For	Against	Abstained	Broker Non- Votes
Approval of the 2017 Executive Compensation	271,582,226 (85.2%)	14,987,819 (4.7%)	32,132,261 (10.1%)	0

Proposal No. 3. Ratification of Appointment of Registered Public Accounting Firm.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Proposal No. 3 was approved at the Annual Meeting as follows:

	For	Against	Abstained	Broker Non- Votes
Ratification of Marcum LLP	290,008,036 (91.0%)	3,354,718 (1.0%)	25,339,552 (8.0%)	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: January 25, 2018	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman